UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)       June 16, 2014

    INNOVATIVE PRODUCT OPPORTUNITIES, INC.

            (Exact name of registrant as specified in its charter)

             Delaware                 333-167667               42-1770123
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification)

    8400 Edinger Avenue Suite 202R Huntington Beach, California      92647
           (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code   (347) 789-7131

                                    Not Applicable.
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On May 28, 2014, pursuant to stockholder consent, our Board of Directors authorized an amendment (the "Amendment")to our Certificate of Incorporation, as amended, to affect a reverse stock split of the issued and outstanding shares of our common stock, par value $0.0001, on a 1 for 1,000 basis
(the "Reverse Stock Split"). We filed the Amendment with the Delaware Secretary of State on May 30, 2014 with an effective date of June 16, 2014. On June 12, 2014 the Financial Industry Regulatory
Authority, Inc. notified us that the Reverse Stock Split would take effect on June 16, 2014(the "Effective Date").

On the Effective Date, each holder of common stock will receive 1 share of our common stock for each 1,000 shares of our common stock they own immediately prior to the Reverse Stock Split. We will not issue fractional shares in connection with the Reverse Stock Split. Fractional shares will be rounded up to the nearest whole share.

A copy of the Amendment is attached to this current report as Exhibit 3.1 incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number  Description

3.1 Certificate of Amendment to the Certificate of Incorporation, As Amended, dated May 28, 2014 (filed herewith).


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Innovative Product Opportunities Inc.
                                                --------------------
                                                       (Registrant)
Date:  June 19, 2014

                                                /s/Doug Clark
                                                --------------------
                                                       (Signature)
                                                Name: Doug Clark
                                             Title: Chief Executive Officer